188 P1 07/19

SUPPLEMENT DATED JULY 1, 2019

TO THE PROSPECTUS DATED JANUARY 1, 2019

OF

templeton CHINA WORLD FUND

The prospectus is amended as follows:

I.  The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the “Fund Summary – Fees and Expenses of the Fund” section of the prospectus:

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees[1]	1.25%	1.25%	1.25%	1.25%
Distribution and service (12b‑1) fees	0.25%	1.00%	None	None
Other expenses	0.30%	0.30%	0.20%	0.30%
Total annual Fund operating expenses[1]	1.80%	2.55%	1.45%	1.55%
Fee waiver and/or expense reimbursement[2]	None	None	-0.02%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	1.80%	2.55%	1.43%	1.55%

1. Management fees of the Fund have been restated to reflect to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on July 1, 2019. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive or assume certain fees and expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund other than Class R6 do not exceed 1.60%, and for Class R6 do not exceed 1.43%, through December 31, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$ 723	$ 1,085	$ 1,471	$ 2,550
Class C	$ 358	$ 793	$ 1,355	$ 2,885
Class R6	$ 146	$ 457	$ 790	$ 1,734
Advisor Class	$ 158	$ 490	$ 845	$ 1,845
If you do not sell your shares:
Class C	$ 258	$ 793	$ 1,355	$ 2,885

II.  The following is added to the “Fund Details – Management” section of the prospectus:

Management Fees  Effective July 1, 2019, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to July 1, 2019, the Fund paid the investment manager a fee equal to an annual rate of:

•1.30% of the value of its average daily net assets up to and including $1 billion;

•1.25% of the value of its average daily net assets over $1 billion, up to and including $5 billion;

•1.20% of the value of its average daily net assets over $5 billion, up to and including $10 billion;

•1.15% of the value of its average daily net assets over $10 billion, up to and including $15 billion;

•1.10% of the value of its average daily net assets over $15 billion, up to and including $20 billion; and

•1.05% of the value of its average daily net assets over $20 billion.

Effective July 1, 2019, the Fund pays the investment manager a fee equal to an annual rate of:

•1.25% of the value of its average daily net assets up to and including $1 billion;

•1.20% of the value of its average daily net assets over $1 billion, up to and including $5 billion;

•1.15% of the value of its average daily net assets over $5 billion, up to and including $10 billion;

•1.10% of the value of its average daily net assets over $10 billion, up to and including $15 billion;

•1.05% of the value of its average daily net assets over $15 billion, up to and including $20 billion; and

•1.00% of the value of its average daily net assets in excess of $20 billion.

Please keep this supplement with your prospectus for future reference.

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